UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35908 (Commission File Number)	46-1214914 (IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia (Address of principal executive offices)	23462 (Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

Material U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.1 hereto supersedes and replaces, in their entirety: (i) the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated June 11, 2014, which is part of the Registration Statement on Form S-3 (File No. 333-196473) of Armada Hoffler Properties, Inc. (the “Company”); (ii) the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated June 11, 2015, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-204063), as amended; and (iii) the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated May 5, 2017, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-216795), as amended.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: June 10, 2019	By:	/s/ Michael P. O’Hara___________________
Michael P. O’Hara
Chief Financial Officer, Treasurer and Corporate Secretary